                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood, William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                    Kevin E. Glazer
                                                    --------------------
                                                    Kevin E. Glazer



Dated:  March 19th, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW BY ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                     Daniel B. Greenwood
                                                     ------------------------
                                                     Daniel B. Greenwood



Dated:  March 19, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood, William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on Match 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                     Richard Kent
                                                     ---------------------
                                                     Richard Kent



Dated:  March 19, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood, William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                /s/ Charles E. Hutchinson
                                                    ------------------------
                                                    Charles E. Hutchinson



Dated:  March 19, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                /s/ William E. Dotterweich
                                                    -------------------------
                                                    William E. Dotterweich



Dated:  March 19, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood, William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                /s/ Barry L. MacLean
                                                    -----------------------
                                                    Barry L. MacLean



Dated:  March 20, 1997

                                                                Exhibit 24.1



                              POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the individual whose signature appears below hereby appoints Daniel B. Greenwood, William E. Dotterweich and Donald K. McKay, and each of them, any one of whom may act without the joinder of the other, as his attorney-in-fact with full power of substitution and resubstitution to sign on his behalf in any and all capacities, and to sign and file all amendments and post-effective amendments to, the Annual Report on Form 10-K ("Form 10-K") to be filed under the Securities and Exchange Act of 1934 by Specialty Equipment Companies, Inc., a Delaware corporation, on March 27, 1997, and any and all other documents that may be required in connection with the filing of the Form 10-K, which amendments may make such changes and additions to the Form 10-K as such attorney-in-fact may deem necessary or appropriate.



                                                /s/ Malcolm I. Glazer
                                                    ------------------------
                                                    Malcolm I. Glazer



Dated:  March 21, 1997